Exhibit 99.3

January 19, 2012	Analyst Contact:	Andrew Ziola
918-588-7163
	Media Contact:	Megan Lewis
918-561-5325

ONEOK Partners and ONEOK Increase 2011 Earnings Guidance

Fourth-quarter and Year-end 2011 Earnings Schedule Announced;
2012 Earnings News Release and Conference Call Schedules Also Announced

TULSA, Okla. – Jan. 19, 2012 - ONEOK Partners, L.P. (NYSE: OKS) today announced that its 2011 net income and distributable cash flow (DCF) are expected to be higher than the ranges provided on Nov. 1, 2011.

ONEOK, Inc. (NYSE: OKE) increased its 2011 net income midpoint and expects it to be within the upper end of the net income range provided on Nov. 1, 2011.

ONEOK Partners’ 2011 net income range is expected to increase to $820 million to $840 million, exceeding the previous range of $740 million to $770 million, reflecting higher anticipated earnings in its natural gas liquids segment. The updated guidance increases the net income midpoint to $830 million from $755 million.

ONEOK Partners expects DCF to increase to a range of $935 million to $955 million, exceeding the range of $850 million to $880 million provided on Nov. 1, 2011, increasing the DCF midpoint to $945 million from $865 million.

ONEOK expects its 2011 net income to be in a range of $355 million to $365 million, within the earnings guidance range of $345 million to $365 million provided on Nov. 1, 2011. The updated guidance increases the net income midpoint to $360 million from $355 million and reflects higher anticipated earnings in the ONEOK Partners segment, offset partially by lower expected earnings in the energy services segment and the distribution segment.

“ONEOK and ONEOK Partners continue to benefit from our integrated natural gas and natural gas liquids businesses,” said John W. Gibson, chairman and chief executive officer of ONEOK and ONEOK Partners.

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ONEOK Partners and ONEOK Increase 2011 Earnings Guidance

January 19, 2012

“ONEOK’s energy services segment continues to face a challenging market of lower natural gas prices and volatility, as well as narrower seasonal and location natural gas price differentials,” Gibson said.

Fourth-quarter and Year-end 2011 News Release, Conference Call and Webcast Schedule

ONEOK and ONEOK Partners will release their fourth-quarter and year-end 2011 earnings on Feb. 20, 2012.

ONEOK’s and ONEOK Partners’ senior management teams will participate in a joint conference call the following day on Feb. 21, 2012, at 11 a.m. Eastern Standard Time (10 a.m. Central Standard Time). The call also will be carried live on ONEOK’s and ONEOK Partners’ websites.

To participate in the telephone conference call, dial 888-857-6931, pass code 7074825, or log on to www.oneok.com or www.oneokpartners.com.

What:	ONEOK, Inc. and ONEOK Partners fourth-quarter and year-end 2011 earnings conference call and webcast

When:	11 a.m. Eastern, Feb. 21, 2012
10 a.m. Central

Where:	1) Phone conference call dial 888-857-6931, pass code 7074825
2) Log on to the webcast at www.oneok.com
3) Log on to the webcast at www.oneokpartners.com

If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, and ONEOK Partners’ website, www.oneokpartners.com, for 30 days. A recording will be available by phone for seven days. The playback call may be accessed at 888-203-1112, pass code 7074825.

2012 News Release, Conference Call and Webcast Schedules

Additionally, conference calls and webcasts for the first, second, third and fourth quarters of 2012 have been scheduled.

• First quarter 2012: News release issued – May 1, 2012; conference call and webcast – May 2, 2012;

• Second quarter 2012: News release issued – July 31, 2012; conference call and webcast – Aug. 1, 2012;

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ONEOK Partners and ONEOK Increase 2011 Earnings Guidance

January 19, 2012

• Third quarter 2012: News release issued – Oct. 30, 2012; conference call and webcast – Oct. 31, 2012.

• Fourth quarter 2012: News release issued – Feb. 25, 2013; conference call and webcast – Feb. 26, 2013.

Each quarterly earnings news release will be issued following the close of market on the date indicated.

Each quarterly conference call and webcast will take place at 11 a.m. Eastern Time (10 a.m. Central Time) on the date indicated. Conference call dial-in information will be provided at a later date.

NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURE

ONEOK Partners has disclosed in this news release anticipated DCF that is a non-GAAP financial measure. DCF is used as a measure of the partnership’s financial performance. DCF is defined as net income, adjusted for depreciation and amortization, income taxes and allowance for equity funds used during construction, less maintenance capital expenditures and equity earnings from investments, and adjusted for distributions received and certain other items.

The partnership believes DCF is useful to investors because it is used by many companies in its industry as a measurement of financial performance and is commonly employed by financial analysts and others to evaluate the financial performance of the partnership and to compare the financial performance of the partnership with the performance of other publicly traded partnerships within its industry.

DCF should not be considered an alternative to net income, earnings per unit or any other measure of financial performance presented in accordance with GAAP.

DCF exclude some, but not all, items that affect net income. Additionally, the calculation may not be comparable with similarly titled measures of other companies. Furthermore, DCF should not be viewed as indicative of the actual amount of cash that is available for distributions or that is planned to be distributed for a given period nor does it equate to available cash as defined in the partnership agreement.

ONEOK, Inc. (NYSE: OKE) is a diversified energy company. We are the general partner and own 42.8 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded master limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent and Rocky Mountain regions with key market centers. ONEOK is among the largest natural gas distributors in the United States, serving more than two million customers in Oklahoma, Kansas and Texas. Our energy services operation focuses primarily on marketing natural gas and related services throughout the U.S. ONEOK is a FORTUNE 500 company and is included in Standard & Poor's (S&P) 500 Stock Index.

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ONEOK Partners and ONEOK Increase 2011 Earnings Guidance

January 19, 2012

For information about ONEOK, Inc., visit the website: www.oneok.com.

For more information about ONEOK Partners, visit the website at www.oneokpartners.com.

For the latest news about ONEOK, follow us on Twitter @ONEOKNews.

For the latest news about ONEOK Partners, follow us on Twitter @ONEOKPartners.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The forward-looking statements relate to our anticipated financial performance, liquidity, management’s plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” and other words and terms of similar meaning.

One should not place undue reliance on forward-looking statements, which are applicable only as of the date of this news release. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•	the effects of weather and other natural phenomena, including climate change, on our operations, including energy sales and demand for our services and energy prices;
•	competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel;
•	the status of deregulation of retail natural gas distribution;
•	the capital intensive nature of our businesses;
•	the profitability of assets or businesses acquired or constructed by us;
•	our ability to make cost-saving changes in operations;
•	risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties;
•	the uncertainty of estimates, including accruals and costs of environmental remediation;
•	the timing and extent of changes in energy commodity prices;
•	the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs;
•	the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities;
•	changes in demand for the use of natural gas because of market conditions caused by concerns about global warming;
•	the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in stock and bond market returns;

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ONEOK Partners and ONEOK Increase 2011 Earnings Guidance

January 19, 2012

•	our indebtedness could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt, or have other adverse consequences;
•	actions by rating agencies concerning the credit ratings of ONEOK and ONEOK Partners;
•
the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving the Oklahoma Corporation Commission (OCC), Kansas Corporation Commission (KCC), Texas regulatory authorities or any other local, state or federal regulatory body, including the Federal Energy Regulatory Commission (FERC), the National Transportation Safety Board (NTSB), the Pipeline and Hazardous Materials Safety Administration (PHMSA), the Environmental Protection Agency (EPA) and the Commodity Futures Trading Commission (CFTC);

•	our ability to access capital at competitive rates or on terms acceptable to us;
•	risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling;
•	the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant;
•	the impact and outcome of pending and future litigation;
•	the ability to market pipeline capacity on favorable terms, including the effects of:
- future demand for and prices of natural gas and NGLs;
- competitive conditions in the overall energy market;
- availability of supplies of Canadian and United States natural gas; and
- availability of additional storage capacity;
•	performance of contractual obligations by our customers, service providers, contractors and shippers;
•	the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances;
•
our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems;

•	the mechanical integrity of facilities operated;
•	demand for our services in the proximity of our facilities;
•	our ability to control operating costs;
•	adverse labor relations;
•	acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’ or shippers’ facilities;
•	economic climate and growth in the geographic areas in which we do business;
•	the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets;
•	the impact of recently issued and future accounting updates and other changes in accounting policies;
•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;
•	the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;
•
risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the possible loss of natural gas distribution franchises or other adverse effects caused by the actions of municipalities;
•	the impact of uncontracted capacity in our assets being greater or less than expected;
•	the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates;
•	the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines;
•	the efficiency of our plants in processing natural gas and extracting and fractionating NGLs;
•	the impact of potential impairment charges;
•	the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;
•	our ability to control construction costs and completion schedules of our pipelines and other projects; and
•	the risk factors listed in the reports we have filed and may file with the Securities and Exchange Commission (SEC), which are incorporated by reference.

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ONEOK Partners and ONEOK Increase 2011 Earnings Guidance

January 19, 2012

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Item 1A, Risk Factors, in the Annual Report. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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